Exhibit 10.2

THIS OPTION AND THE UNITS ISSUABLE UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATE LAWS, UNLESS PRIOR TO SUCH SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION THE ISSUER RECEIVES AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO IT, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND STATE LAWS.

UNIT PURCHASE OPTION

To Purchase Capital Units of

ETHANOL GRAIN PROCESSORS, LLC

[November 9, 2004][January 21][June 2][July 26], 2005

THIS CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged,                                      [name of grantee] (the “Holder”) is entitled to subscribe for and purchase from Ethanol Grain Processors, LLC, a Tennessee limited liability company (the “Company”), on the terms and conditions set forth below, twenty-five thousand (25,000) of the Company’s capital units at an exercise price of One Dollar ($1.00) per unit, subject to anti-dilution adjustments as provided below.

This Option is subject to the following provisions, terms and conditions:

1.             Vesting, Duration and Forfeiture.  This Option becomes exercisable, subject to the last sentence of this paragraph 1, on the date that the Board of Governors of the Company determines that the Company has closed on a sufficient amount of debt financing which, when added to the amount of the subscription payments being held in escrow in connection with the Company’s initial public offering of units, together with the amount of all other equity proceeds and commitments the Company has received and all grant proceeds the Company has received or been awarded, will allow the Company to construct the proposed ethanol plant and provide reasonable working capital at plant start-up (the “Vesting Date”).  This Option shall expire five (5) years from the Vesting Date, with any remaining rights terminating if not exercised prior to the close of business on the fifth (5th) anniversary of the Vesting Date (the “Expiration Date”).  In the event the Holder shall, for any reason, cease to be a member of the Board of Governors or an officer of the Company prior to the Vesting Date, this Option shall automatically terminate.

2.             Exercise. The rights represented by this Option may be exercised by the holder hereof, in whole or in part (but not as to a fractional unit), at any time or from time to time prior to the Expiration Date as to those units which are then purchasable, by written notice of exercise (the “Exercise Notice”) delivered to the Company and by the surrender of this Option (properly endorsed if required) at the principal office of the Company together with payment to it by certified or cashier’s check of the applicable purchase price.

3.             Issuance of Units.  Unless a later date is specified in the Exercise Notice, any units purchased hereby shall be deemed to be issued to the record holder hereof as of the close of business on the tenth (10th) day following the date on which the rights represented by this Option shall have been exercised as aforesaid.  As soon as practicable after such issuance date, if the Company’s units are certificated, certificates for the units so purchased (bearing any applicable restrictive legends) shall be delivered to the holder hereof, and, unless this Option has expired, a new Option representing the number of units, if any, with respect to which this Option shall not then have been exercised shall also be delivered to the holder hereof.

4.             Covenants of Company.  The Company agrees that all units which may be issued upon the exercise of the rights represented by this Option shall, upon issuance, be duly authorized and issued, fully paid and nonassessable.  The Company further agrees that during the period within which the rights represented by this Option may be exercised, in the event this Option is exercised, the Company shall have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Option, a sufficient number of its units to provide for the exercise of the rights represented by this Option.

5.             Anti-dilution Adjustments.  The above provisions are, however, subject to the following:

(a)           In case the Company shall at any time hereafter subdivide or combine its outstanding units or declare a dividend payable in its units, the exercise price of this Option in effect immediately prior to the subdivision, combination or record date for such dividend shall forthwith be proportionately increased, in the case of combination, or decreased, in the case of subdivision or dividend, and each unit purchasable upon exercise of this Option shall be changed to the number determined by dividing the exercise price of this Option in effect immediately prior to the subdivision, combination or record date for such dividend by the exercise price as so adjusted.

(b)           No fractional units are to be issued upon the exercise of this Option, but the Company shall pay a cash adjustment in respect of any fraction of a unit which would otherwise be issuable.  Such payment shall be made based on the fair market value of the Company’s units at the time of exercise, as determined in good faith by the Company.

(c)           If any capital reorganization or reclassification of the capital units of the Company, or consolidation or merger of the Company with another company (other than a merger or consolidation in which the Company is the survivor), or the sale of all or substantially all of its assets to another company shall be effected in such a way that holders of its outstanding units shall be entitled to receive units, other securities or assets with respect to or in exchange for its units then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Option and in lieu of the units otherwise purchasable and receivable upon the exercise of the rights represented hereby, such units, securities or assets to which a holder of the number of the Company’s units then deliverable upon the exercise hereof would have been entitled upon such reorganization, reclassification, consolidation, merger or sale, for the same aggregate price immediately theretofore applicable, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Option to the end that the provisions hereof (including without limitation provisions for adjustments of the option exercise price and of the number of units purchasable upon the exercise of this Option) shall thereafter be applicable, as nearly as may be, in relation to any units, securities or assets thereafter deliverable upon the exercise hereof.  The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor company (if other than the Company) resulting from such consolidation or merger, or the company purchasing such assets, shall assume by written instrument executed and mailed to the registered holder hereof at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such units, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

(d)           Upon any adjustment of the option exercise price or the number of units issuable hereunder, then and in each such case, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Option at the address of such holder as shown on the books of the Company, which notice shall state the option exercise price resulting from such adjustment and the increase or decrease, if any, in the number of units purchasable at such price upon the exercise of this Option, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6.             No Voting Rights.  This Option shall not entitle the holder hereof to any voting rights or other rights as a holder of the Company’s units.

7.             Transfer Requires Consent.  This Option shall not be transferable, in whole or in part, without the prior written consent of the Company

IN WITNESS WHEREOF, Ethanol Grain Processors, LLC has caused this Option to be signed by its duly authorized officer.

ETHANOL GRAIN PROCESSORS, LLC

By:	/ Baxter Sanders /
Name:	Baxter Sanders
Its:	President

Option Exercise Notice

Ethanol Grain Processors, LLC

1918 McDonald Road

Rives, TN  38253

Ladies and Gentlemen:

The undersigned,                                     , hereby irrevocably elects to exercise the right to purchase                          capital units (the “Units”) of Ethanol Grain Processors, LLC (the “Company”), under and pursuant to the Unit Purchase Option granted by the Company to the undersigned dated                       (the “Option”).  The total purchase price for the Units is $                  .  Enclosed herewith is payment for the Units as required under the Option.

In connection with the issuance of the Units to the undersigned, the undersigned hereby certifies and represents to the Company that the undersigned is acquiring such Units for investment purposes and not with a view toward distribution.  The undersigned understands that the Units have not been registered under the Securities Act of 1933, as amended, or applicable state law and rules and that the Units may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of an effective registration statement under such act and state laws, unless prior to such sale, transfer, pledge, hypothecation or other disposition the Company receives an opinion of counsel, in form and substance satisfactory to it, that registration is not required under such act and state laws.  The undersigned understands that a legend reciting these restrictions shall be placed on any certificate that may be issued to the undersigned with respect to the Units.

The undersigned further understands that the undersigned may suffer adverse tax consequences as a result of the purchase or future disposition of the Units.  The undersigned represents that the undersigned has consulted with any tax consultants the undersigned deems advisable in connection with the exercise of the Option and that the undersigned is not relying on the Company for any tax advice.

Dated:
Signature

Address

Taxpayer I.D. Number